SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 28, 2006

Savient Pharmaceuticals, Inc.

(Exact name of registrant as specified in charter)

Delaware	0-15313	13-3033811

(State or other juris- diction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

One Tower Center, 14th Floor East Brunswick, New Jersey 08816

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (732) 418-9300

Not applicable

(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2{b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

     On March 28, 2006, Grant Thornton LLP (“Grant Thornton”) advised Savient Pharmaceuticals, Inc. (the “Registrant”) that it has resigned as the Registrant’s independent registered public accounting firm. This resignation occurred after the Registrant filed its annual report on Form 10-K for the year ended December 31, 2005. The Registrant’s Audit Committee of the board of directors (the “Committee”) has approved Grant Thornton’s resignation. In addition, on March 30, 2006, the Committee engaged McGladry & Pullen as the Registrant’s new independent auditors for the fiscal year ending December 31, 2006.

     In each of the Registrant’s past two fiscal years ended December 31, 2005 and December 31, 2004, respectively, on the Registrant’s annual report on Form 10-K, Grant Thornton’s Report of Independent Registered Public Accounting Firm stated that the Registrant did not maintain effective internal control over financial reporting because of the effect of the material weaknesses identified in Management’s Report On Internal Control Over Financial Reporting.

     None of the reports of Grant Thornton on the Registrant’s financial statements for either of the past two fiscal years contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles. During the Registrant’s two most recently completed fiscal years and any subsequent interim period preceding the date of the resignation of Grant Thornton, the Registrant had no disagreements with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Grant Thornton, would have caused Grant Thornton to make reference to the subject matter of the disagreement in connection with its reports on the financial statements of the Registrant.

     Grant Thornton has, during each of the Registrant’s past two fiscal years ended December 31, 2005 and December 31, 2004, respectively, and all subsequent interim periods preceding the date of the resignation of Grant Thornton, advised the Registrant of a number of material weaknesses in the Registrant's internal control over financial reporting, each of which are described in the Registrant's annual and quarterly reports on file with the Securities and Exchange Commission.

     On March 28, 2006, the Registrant requested that Grant Thornton furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements and, if not, stating the respects in which it does not agree. A copy of the letter received from Grant Thornton in response to such request, which is dated March 31, 2006, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits

     (d)    Exhibits

              See Exhibit Index attached hereto.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAVIENT PHARMACEUTICALS, INC.

Date: April 3, 2006	By:	/s/ Philip K. Yachmetz

Philip K. Yachmetz Executive Vice President & Chief Business Officer

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter from Grant Thornton LLP, dated March 31, 2006, regarding change in certifying accountant.